THE PRUDENTIAL SERIES FUND

SP Small-Cap Value Portfolio

Supplement dated June 25, 2019 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the SP Small-Cap Value Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

Revision to Portfolio Fees and Expenses

The Summary Prospectus for the Portfolio is revised as follows, effective July 1, 2019:

I.The following table hereby replaces the "Annual Portfolio Operating Expenses" table in the "PORTFOLIO FEES AND EXPENSES" section of the Summary Prospectus for the Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I Shares
Management Fees	0.90%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	0.10%
+ Acquired Fund (Portfolio) Fees and Expenses	0.01%
= Total Annual Portfolio Operating Expenses	1.01%
- Fee Waiver and/or Expense Reimbursement	(0.01)%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.00%

(1)The Manager has contractually agreed to waive 0.008% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust's Board of Trustees.

II.The following table hereby replaces the "EXAMPLE" table in the "PORTFOLIO FEES AND EXPENSES" section of the Summary Prospectus for the Portfolio:

	1 Year	3 Years	5 Years	10 Years
SP Small-Cap Value Class I Shares	$102	$321	$557	$1,235

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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